UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2004

GENTA INCORPORATED
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1.02 Termination of a Material Definitive Agreement.

     On November 8, 2004, Genta Incorporated (“Genta”) issued a press release announcing that the Company has received from Aventis notice of termination of the agreements between Genta and Aventis, part of the sanofi-aventis Group, regarding the development and commercialization of Genasense® (oblimersen sodium) Injection. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

     On November 9, 2004, Genta issued a press release reporting the results of its operations for the three months ended September 30, 2004. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01 Other Events.

     On November 8, 2004, Genta issued a press release announcing results of the Company’s randomized Phase 3 clinical trial of Genasense® (oblimersen sodium) Injection in patients with relapsed or refractory chronic lymphocytic leukemia (CLL). The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Exhibit Number	Description

99.1	Press Release dated November 8, 2004
99.2	Press Release dated November 9, 2004
99.3	Press Release dated November 8, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	November 9, 2004	By:	/s/ William P. Keane

			Name:	William P. Keane
			Title:	Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Press Release dated November 8, 2004
99.2	Press Release dated November 9, 2004
99.3	Press Release dated November 8, 2004